SECURITIES AND EXCHANGE COMMISSION

                                                                              Washington, D.C.  20549

                                                                                          FORM 8-K

                                                                                   CURRENT REPORT

                                                                     Pursuant to Section 13 or 15(d) of the

                                                                       Securities Exchange Act of 1934

                                           Date of Report (Date of earliest event reported):  April 22, 2003

                                                                             McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                 Number)

  organization)

                                                                                  1615 Poydras Street

                                                                          New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 12.

McMoRan Exploration Co. issued a press release dated April 22, 2003 regarding its first-quarter 2003 results (Exhibit 99.1) and presented slides (Exhibit 99.2) on its web site that accompanied its earnings conference call.

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  April 23, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

Press Release dated April 22, 2003  “McMoRan Exploration Co. Reports First Quarter 2003 Results.”

99.2

Slides presented in conjunction with April 22, 2003 McMoRan first-quarter 2003 earnings conference call conducted via the internet.